                                                                         10.32.3





                          SECURITY AGREEMENT - PLEDGE


                                 BY AND BETWEEN




                                JAY N. SILVERMAN
                                   ("Debtor")




                                      AND




                            EAGLE GEOPHYSICAL, INC.
                               ("Secured Party")






              DATED EFFECTIVE THE 23RD DAY OF JULY, 1997

                          SECURITY AGREEMENT - PLEDGE


       Jay N. Silverman (the "Debtor"), and Eagle Geophysical, Inc., a Delaware corporation (the "Secured Party"), agree as follows:

                           Section 1.  General Terms

       1.1 Secured Obligations. Debtor hereby grants to Secured Party a security interest in the property described in Section 1.2 of this Agreement (the "Collateral") to secure the performance and payment of all obligations and indebtedness of Debtor to Secured Party arising under or in connection with (i) that certain Promissory Note in the original principal amount of $400,000 executed by Debtor in favor of Secured Party of even date herewith (the "Note") and, (ii) this Agreement (all of the foregoing described in this Section 1 being the "Secured Indebtedness").

       1.2 The Collateral. The Collateral of this Agreement is 25,000 shares of Common Stock of Secured Party issued in the name of Debtor currently in the possession of, and to be delivered in the future to, Secured Party
("Pledged Stock").   "Collateral" as used in this Agreement includes the
Pledged Stock and, without limitation, any stock rights, rights to subscribe, liquidating dividends, stock dividends, property, cash distributions, dividends paid in stock, new securities, cash dividends or other property which Debtor may hereafter become entitled to receive on account of the Collateral. In the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. The Collateral of this Agreement also includes the proceeds of any and all property described above including goods and intangible personal property.

                   Section 2.  Representations and Warranties

       Debtor represents, warrants and agrees that:

       2.1 Validity, Enforceability. This Agreement has been duly executed and delivered by Debtor and constitutes a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general equity principles.

       2.2 Ownership of Collateral. Debtor is the legal and equitable owner of the Collateral free and clear of all other liens, security interests, charges and encumbrances of every kind and nature. The Collateral is duly authorized, validly issued, fully paid and non-assessable; Debtor has legal title to the Collateral and good right and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated; and no consent or approval of any governmental body or regulatory authority, or any securities exchange, is or will be necessary for the rights created under this Agreement to be valid as to the Collateral.

       2.3 Defending the Collateral. Debtor will defend the Collateral and its proceeds against the claims and demands of all third persons.

       2.4 Secured Party's Duty. Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in Secured Party's possession.
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       2.5    Waiver.  Demand, notice, protest and all demands and notices of any action taken by Secured Party under this Agreement or in connection with any indebtedness of Debtor to Secured Party, are hereby waived, and any indulgence of Secured Party, substitution for, exchange of or release of Collateral, in whole or in part, or addition or release of any person liable on the Collateral is hereby assented and consented to by Debtor.

       2.6 Non-liability of Secured Party. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party, and at Secured Party's option, applying the amount or amounts so received, after deduction of any collection costs incurred, as payment upon the Secured Indebtedness, or holding same for the account and order of Debtor.

       2.7 Payment of Charges by Debtor. Debtor shall pay prior to delinquency all taxes, charges, liens and assessments against the Collateral. Upon Debtor's failure to pay, Secured Party at its option may pay any tax, charge, lien or assessment and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment shall become part of the Secured Indebtedness and shall be paid to Secured Party by Debtor immediately and without demand, with interest thereon from the date of payment by Secured Party at the maximum non-usurious rate of interest permitted by applicable law with respect to Debtor.

                         Section 3.  Events of Default

       Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called an "Event of Default"):

       (1)    Debtor's failure to pay when due any of the Secured Indebtedness.

       (2) Default by Debtor in the punctual performance of any of the obligations, covenants, terms or provisions contained or referred to in this Agreement or in any instrument evidencing the Secured Indebtedness, including without limitation, the Note.

       (3) Sale or encumbrance of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon.

       (4) Debtor's insolvency; the appointment of a receiver for all or any part of the property of Debtor; an assignment for the benefit of creditors of Debtor; the calling of a meeting of creditors of Debtor; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for Debtor.




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                    Section 4.  Rights Exclusive of Default

       4.1 Assignment by Secured Party Permitted. This Agreement, Secured Party's rights hereunder or the indebtedness hereby secured may be assigned from time to time, and in any such case the Assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party. Debtor may not assign any of its rights or obligations hereunder without the prior written consent of Secured Party.

       4.2 Agents; Delivering to Secured Party. Secured Party shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates or instruments representing or evidencing the Collateral. For the better perfection of the Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Debtor shall, insofar as possible, cause all the certificates, documents and other instruments evidencing, representing or otherwise comprising the Collateral, to be delivered directly to the Secured Party, as the Secured Party shall from time to time direct, immediately upon any of the same becoming part of the Collateral. Secured Party is hereby authorized to execute, on behalf of the Debtor, all documents reasonably necessary to effect the delivery of the Collateral directly to Secured Party. Secured Party shall have the right at any time and from time to time (whether before or after an Event of Default) to retain as Collateral all payments, dividends and distributions regarding the Collateral otherwise payable or distributable to Debtor.

       4.3    Exercise of Voting and/or Consensual Rights; Cash Dividends.  (a)
(i) The Debtor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, until (x) occurrence of an Event of Default or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing, and (y) written notification to Debtor by the Secured Party that Secured Party intends to exercise the rights granted to Debtor under this Section 4.3(a)(i).

                            (ii)  Until an Event of Default or an event which,
with the giving of notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing and written notification to Debtor by the Secured Party that Secured Party intends to exercise the rights granted to Debtor under this Section 4.3(a)(ii), the Debtor shall be entitled to receive and retain any and all cash dividends or other cash payments paid on the Collateral. However, any and all stock and/or liquidating dividends, distributions in property, or cash returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the capital stock or received in exchange for Collateral or any part thereof or as a result of any merger, reorganization, consolidation, acquisition or other exchange of assets, and any and all cash and other property received in





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redemption of or in exchange for any Collateral (either at maturity, upon call for redemption or otherwise), shall be and become a part of the Collateral and, if received by the Debtor, shall be held in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party or its designated agent to be held subject to the terms of this Agreement. Debtor agrees to execute any additional documents, including the proper instruments of assignment or stock power, with respect to Collateral delivered to Secured Party.

                     (b)    (i)   Upon the occurrence and during the continuance
of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, and upon the giving of the notice referred to in Section 4.3(a)(i), all rights of the Debtor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 4.3(a)(i) prior to such notice shall cease.

                            (ii)  Upon the giving of the notice referred to in
Section 4.3(a)(ii), all rights of the Debtor to receive cash dividends or other payments which it is authorized to receive and retain pursuant to Section 4.3(a)(ii) prior to such notice shall cease.

                            (iii) Upon the occurrence of an Event of Default
and the giving of notice referred to in Section 4.3(a)(i) or upon the giving of notice referred to in Section 4.3(a)(ii), all such rights referred to in Sections 4.3(a)(i) and 4.3(a)(ii), as the case may be, shall thereupon become vested in the Secured Party, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends. Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this subsection (b) shall be retained by the Secured Party as part of the Collateral and be applied in accordance with the provisions hereof.

              (c) For the foregoing purposes in this Section 4.3 Debtor hereby names, constitutes and appoints Secured Party as Debtor's proxy in the Debtor's name, place and stead to vote any and all of the securities, as such proxy may elect, for and in the name, place and stead of Debtor, as to all matters coming before shareholders, such proxy to be irrevocable and being coupled with an interest. The rights, powers and authority of said proxy shall remain in full force and effect, and shall not be rescinded, revoked, terminated, amended or otherwise modified until all the Secured Indebtedness has been fully satisfied.

                   Section 5.  Rights in the Event of Default

       Upon the occurrence of an Event of Default and at any time thereafter, and in addition to the rights granted pursuant to Section 4:





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       (a)    Secured Party may declare all obligations secured hereby
immediately due and payable.

       (b) Secured Party shall have the rights and remedies provided in the Texas Business and Commerce Code in force at the date of execution of this Agreement and under other applicable laws of each state having jurisdiction over the Collateral or any part thereof.

       (c) In addition to the rights and remedies referred to above, Secured Party may, in its discretion, sell, assign and deliver all or any part of the Collateral at any broker's board or at public or private sale without notice or advertisement, and bid and become purchaser at any public sale or at any Broker's Board.

       (d) Secured Party shall have the right to transfer legal and beneficial title to such number of shares of the Pledged Stock to Secured Party as may be necessary to satisfy the damages arising from such default. The value of a share of Pledged Stock for the purposes of this paragraph (d) only shall be equal to the average closing price for the Secured Party's Common Stock on the preceding five business days as reported on the Nasdaq National Market System.

       (e) If notice to Debtor is required by the Texas Business and Commerce Code or other applicable law of public or private sale of Collateral, Secured Party may fulfill said notice requirement by giving written notice to Debtor ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, by mailing such notice to Debtor at the address designated in this Agreement. Secured Party shall apply the proceeds of any disposition of Collateral available for satisfaction of Secured Indebtedness first to costs of sale or collection, then to the amount owed to Secured Party, with any balance to be held as Collateral until termination of this Agreement.

       (f) Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses. Secured Party may delay exercising or omit to exercise any right or remedy under this Agreement without waiving that or any other past, present or future right or remedy, except in writing signed by Secured Party.

       (g) Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

       (h) The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party.

       (i) SECURED PARTY MAY ENFORCE ITS RIGHTS UNDER THIS AGREEMENT WITHOUT RESORT TO PRIOR JUDICIAL PROCESS OR JUDICIAL HEARING, AND DEBTOR EXPRESSLY WAIVES, RENOUNCES AND KNOWINGLY RELINQUISHES ANY LEGAL RIGHT WHICH MIGHT OTHERWISE REQUIRE SECURED PARTY TO ENFORCE





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ITS RIGHTS BY JUDICIAL PROCESS.  IN SO PROVIDING FOR A NON-JUDICIAL REMEDY,
DEBTOR RECOGNIZES AND CONCEDES THAT SUCH A REMEDY IS CONSISTENT WITH THE USAGE OF THE TRADE, IS RESPONSIVE TO COMMERCIAL NECESSITY AND IS THE RESULT OF BARGAINING AT ARMS LENGTH. NOTHING IN THIS AGREEMENT IS INTENDED TO PREVENT DEBTOR OR SECURED PARTY FROM RESORTING TO JUDICIAL PROCESS AT EITHER PARTY'S OPTION.

       (j) Debtor agrees that in performing any act under this Agreement that time shall be of the essence and that Secured Party's acceptance of a partial or delinquent payment or payments, or the failure of Secured Party to exercise any right or remedy shall not be a waiver of any obligation of Debtor or any right of Secured Party or constitute a waiver of any other similar default subsequently occurring.

       (k) Debtor hereby agrees to cooperate fully with Secured Party in order to permit Secured Party to sell, whether at foreclosure or at other private sale, the Collateral as permitted hereunder. Specifically, Debtor agrees to comply fully with the securities laws of the United States of America and applicable state securities laws and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws. Without limiting the foregoing, Debtor, at its own expense, upon request of Secured Party, agrees to cause and/or obtain such registration, filings, statements, rulings, consents and other matters as Secured Party may request.

       (l) Debtor hereby appoints Secured Party as its attorney-in-fact to complete, execute and file with the United States Securities and Exchange Commission one or more notices of proposed sale of securities pursuant to Rule 144 under the Securities Act of 1933 and/or any similar filings or notices with any applicable state agencies, and said attorney-in-fact shall have the full power and authority to do, take and perform every act necessary to be done in the exercise of that right as fully as Debtor might or could do if personally present. This power shall be irrevocable during the term of this Agreement and deemed coupled with an interest. The rights pursuant to said attorney-in-fact herein granted shall commence and be in full force and effect from the date of this agreement and shall remain in full force and effect and shall not be rescinded, revoked, terminated, amended or otherwise modified until the termination of this Agreement.

       (m) Because of applicable securities laws, including without limitation, the Securities Act of 1933, the Texas Securities Act and other applicable state securities laws, there may be legal restrictions or limitations affecting attempts of Secured Party to dispose of the Collateral in enforcement of its rights and remedies hereunder. Secured Party is hereby authorized by Debtor, but not obligated, upon an Event of Default, to sell all or any part of the Collateral as permitted hereunder at private sale, subject to investment letters or in any other manner which will not require the Collateral or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable





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
securities law or regulation. Debtor specifically agrees that under these circumstances such a sale is a commercially reasonable method of disposition of the Collateral. Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as Secured Party may deem appropriate in the event of a sale or disposition of any of the Collateral. Debtor acknowledges that Secured Party may, in its reasonable discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if the same were registered and sold in the open market. Debtor agrees that such private sale shall constitute a commercially reasonable method of disposing of the Collateral in view of the time, expense, and potential liability to the parties of such transactions of registration of the Collateral in accordance with applicable securities laws.

                           Section 6.  Miscellaneous

       6.1 Pronouns. The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasions may require.

       6.2 Parties. "Secured Party" and "Debtor" as used in this instrument include the successors, representatives, receivers, and assigns of those parties.

       6.3 Section Headings. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument.

       6.4 Defined Terms. Terms used in this instrument which are defined in the Texas Business and Commerce Code are used with the meanings as therein defined.

       6.5 Applicable Law, Place of Payment. The law governing this secured transaction shall be that of the State of Texas in force at the date of this instrument, and all payments and obligations hereunder shall be made and performed in Harris County, Texas.

       6.6 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by courier, or mailed by first class mail, postage prepaid, return receipt requested, or sent by facsimile, as follows:

              (1)    If to the Debtor:

                     Mr. Jay Silverman
                     50 Briar Hollow Lane, 6th Floor West
                     Houston, Texas 77027
                     Facsimile:  (713) 881-2801





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              (2)    If to Secured Party:

                     Eagle Geophysical, Inc.
                     50 Briar Hollow Lane, 6th Floor West
                     Houston, Texas 77027
                     Facsimile:  (713) 881-2801
                     Attn:  Mr. Richard W. McNairy

or to such other address as either party shall have specified by notice in writing to the other party. All such notices, requests, demands and communications shall be deemed to have been received on the earlier of the date of delivery or on the fifth business day after the mailing thereof.

       6.7 Severability. In the event any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision shall not affect the validity, legality or enforceability of any other terms or provisions of this Agreement and, to the extent permitted by applicable law, a valid, legal and enforceable provision substantially similar to the invalid, illegal or unenforceable provision shall be substituted in lieu thereof.

       6.8 Waiver of Rights. In the event that Debtor is not the Borrower or Maker as defined in the Note, Debtor waives any right to require Secured Party to file suit against the Borrower or Maker or take any other action against Borrower or Maker or Borrower's or Maker's property as a prerequisite to Secured Party's taking any action or bringing any suit against Debtor under this Security Agreement.





       EXECUTED effective the 23rd day of July, 1997.





                                       DEBTOR:

                                       /s/ JAY N. SILVERMAN
                                       ----------------------------------------
                                       JAY N. SILVERMAN


                                       SECURED PARTY:


                                       EAGLE GEOPHYSICAL, INC.


                                       BY: /s/ RICHARD W. MCNAIRY
                                          -------------------------------------
                                           RICHARD W. MCNAIRY, Vice
                                           President-Chief Financial Officer






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